SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                      ------------------------------------

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 30, 2007

                            VULCAN MATERIALS COMPANY
             (Exact name of registrant as specified in its charter)


         New Jersey                    I-4034                   63-0366371
(State or other jurisdiction  (Commission File Number)         (IRS Employer
      of incorporation)                                     Identification No.)


                             1200 Urban Center Drive
                            Birmingham, Alabama 35242
               (Address of principal executive offices) (zip code)

                                 (205) 298-3000
               Registrant's telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02      Results of Operations and Financial Condition.
               The Registrant's earnings release dated April 30, 2007, regarding its first quarter financial results for 2007 is attached hereto as Exhibit 99.1.

Item 9.01      Financial Statements and Exhibits.
               (c) Exhibits:

                   Exhibit No.       Description
                   -----------       -----------
                      99.1           Earnings Release dated April 30, 2007.




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                                   SIGNATURES
                                   ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.
                                             VULCAN MATERIALS COMPANY
                                                   (Registrant)


                                         By: /s/ William F. Denson, III
                                            ----------------------------
Dated:   April 30, 2007                        William F. Denson, III